united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE  19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 4/30

Date of reporting period: 4/30/20

Item 1. Reports to Stockholders.

Annual Report

April 30, 2020

CMG MAULDIN CORE FUND

Class A Shares – GEFAX Class I Shares – GEFIX

CMG TACTICAL BOND FUND

Class A Shares – CHYAX Class I Shares – CHYOX

CMG TACTICAL ALL ASSET STRATEGY FUND

Class A Shares – CMGQX Class I Shares – CMGHX

1-866-CMG-9456
www.cmgmutualfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of CMG Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.cmgmutualfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Shareholder,

The purpose of this letter is to review performance, provide a comparison of performance vs. appropriate benchmarks, and discuss our outlook for the CMG Mauldin Core Fund, the CMG Tactical All Asset Strategy Fund and the CMG Tactical Bond Fund.

CMG Mauldin Core Fund

The Fund returned -1.93% (Class A Shares) and -1.69% (Class I Shares) over the past year (May 1, 2019 through April 30, 2020), net of fees. The Morningstar Tactical Allocation Category, the Fund’s peer group, returned -5.14% over the past year (May 1, 2019 through April 30, 2020). The benchmark for the Fund, the Morningstar Moderate Target Risk TR Index, returned -0.30% over the past year (May 1, 2019 through April 30, 2020).

The Fund spent a large portion of 2019 in a conservative risk position, specifically the second and third quarter. After a strong start to 2019 for both equity and fixed income markets, markets pulled back during the summer. As a result, the Fund remained conservatively positioned, overweight fixed income positions. Equity markets were mixed during the third quarter 2019 with U.S. markets up in July, down in August and positive again in September. Reflecting the general market mood from last year: growth expectations were being revised down against the backdrop of the trade war between the U.S. and China while the Fed’s easing of monetary policy generated a new tailwind for bonds and strengthened the dollar. The Fund’s equity exposure remained overweight domestic equities albeit with small allocations to emerging and developed international equities. In contrast to equities, it was a strong third quarter for fixed income and the Fund benefited from the rally in bonds that was propelled by the Fed’s easing of monetary policy. The Fund held exposure to ultrashort, intermediate and long government bonds through the summer months and into the fall while international bond holdings were reduced and reallocated to municipal and long-term bonds, reflecting the markets concerns about lower growth. The composition of the portfolio’s fixed income holdings further changed in September as municipal bond positions were reduced to zero and reallocated to high yield and intermediate government bonds (primarily MBS positions).

The Fund added risk exposure in the fourth quarter of 2019, increasing overall equity exposure modestly while maintaining a significant overweight to domestic equities. International exposure was split roughly equally between developed and emerging markets. In spite of geopolitical headwinds from the U.S. China trade war and Brexit, equity markets climbed higher in the fourth quarter. Domestic and international equities rallied reflecting investors’ determination to finish 2019 on a positive note. Fixed income positions remained diversified albeit with allocations moving out of intermediate government bonds and back into ultrashort duration bonds. The Fund remained similarly positioned for the balance of the year. The Fund held little commodity exposure during 2019 aside from gold. For most of the year gold exposure was in the 3-4% range before increasing in the fourth quarter and into 2020.

The Fund began 2020 in a moderate risk position with the portfolio overweight equity positions. The start of the year was marked by continuity with equity markets rallying higher as the headwinds of the trade war between the U.S. and China subsided in a stalemate and tentative détente. However, news early in the quarter out of China regarding the Coronavirus changed the tone of global equity markets, region by region. As a result, the first quarter was two faced: a bull market in the first half and a market crash that pushed equities into a bear market in the second half. The Fund’s positioning and asset allocation reflected this change. The Fund was positioned as follows to begin the year: 47.80% equities, 44.10% fixed income, 6.29% commodities and 1.81% cash. Equity positions were allocated as follows: 87.78% U.S. equities, 9.40% international developed and 2.82% emerging market equities. Fixed income positions holdings were still predominately in ultrashort bonds (36.96% of the portfolio’s fixed income allocation) with long and intermediate government bonds accounting for the next two largest allocations at 26.17% and 9.14%, respectively.

In January, the Fund increased equity exposure to the highest level in over a year at 62% and the lowest level of fixed income in a year at 33.25%. Equity positions were dominated by domestic holdings, primarily in large caps, with sector exposure to technology, aerospace and defense and utilities. International exposure was primarily in developed countries including an overweight to Japan. Fixed income holdings were diversified and the Fund had more exposure to higher yielding, higher duration positions like corporate bonds, high yield bonds and emerging market bonds than in the previous several quarters. The Fund also held approximately 4% in gold, accounting for all of the Fund’s exposure to commodities. To start February, the Fund was similarly positioned until concern about the pandemic started to spread at the end of the month. One of, if not the key benefit of a tactical trading strategy is the ability to reallocate capital quickly, moving from aggressive to moderate to conservative risk positions faster than traditional asset allocation approaches that most often occur on a quarterly or annual basis. The Fund did exactly that and in a span of just four weeks the portfolio pivoted from its highest exposure to equities in a year to its lowest level. By the end of the quarter the portfolio had just 20% exposure to equities.

In response to the market decline, the Fund tactically reallocated large portions of the portfolio in the first quarter as listed below:

●	Reduced equity exposure from approximately 57% to 21%.

●	Increased fixed income exposure from 38% of the portfolio to approximately 70% of the portfolio.

●	Increased the allocation to gold from 4% to over 6%.

●	Fixed income exposure increased materially and reallocated from corporate and emerging market bonds to U.S. government bonds.

●	The strategy meaningfully shortened duration and increased holdings in ultra-short bond positions from 34% to over 80%. Furthermore, exposure to short duration corporate bonds was reallocated to 1-3 month T-bills in response to credit market volatility.

●	Exposure to long government bonds helped to reduce the portfolio drawdown and benefited from investors flight to safety, driving bond prices up and yields down.

At quarter end and through April, the Fund remained in a very conservative risk position, underweight equities and overweight fixed income, especially ultrashort duration bonds. We are pleased with how the Fund performed, especially during the first quarter of this year.

CMG Tactical All Asset Strategy Fund

The Fund returned -8.35% (Class A Shares) and -8.02% (Class I Shares) over the past year (May 1, 2019 through April 30, 2020), net of fees. The Morningstar Multialternative Category, the Fund’s peer group, returned -5.02% over the past year (May 1, 2019 through April 30, 2020). The benchmark for the Fund, the Morningstar Moderate Target Risk TR Index, returned -0.30% over the past year (May 1, 2019 through April 30, 2020).

The Fund was in a conservative risk position for most the second and third quarters of 2019. After adding risk exposure in April the Fund reduced its equity exposure to zero later in May as equity markets experienced a significant sell-off. Equity holdings were primarily in technology, consumer discretionary and to U.S. preferred stocks. The balance of the portfolio was invested in fixed income with a large position in high yield bonds alongside holdings in treasuries and ultrashort duration bonds. While equity markets performed well in early part of last year, fixed income sub asset classes performed equally well and the Fund gravitated to their steadier, less volatile return profile that scored well in our relative strength algorithms. Speculation for much of the year regarding a Fed rate cut turned 2018’s headwind into a tailwind for fixed income, pushing the strategy to reallocate to this area of strength. In May, the Fund rotated out of several equity holdings into short duration corporate bonds, municipal bonds and international bonds. The Fund held most of the same positions for the balance of the second quarter. The Fund held no commodity exposure during the second and third quarter and had very little exposure to the asset class. A strong dollar and solid performance from other asset classes kept commodities on the sidelines of the portfolio.

The Fund added modest risk exposure in July, increasing its equity allocation with positions in preferred shares and the consumer discretionary sector. Fixed income holdings were diversified amongst municipal bonds, treasuries and ultrashort bond positions. The third quarter was a strong quarter for bonds due primarily to the Fed cutting rates twice (in July and September). August in particular was a difficult month for riskier assets as equities and commodities, with the exception of precious metals, sold off, while bonds shined. As a result, the Fund was again invested only in fixed income positions by month-end. The equity positions held in July were reallocated back into ultrashort bonds and additionally into long-term corporates. By September, markets were more comfortable with the Fed’s messaging on rates, leading to an equity market rebound and a modest decline in bonds. In response, the Fund added risk exposure, allocating into equities and diversifying fixed income positions into riskier and higher duration holdings. The Fund’s equity allocations were to preferred shares and utilities. Ultrashort bond holdings were reduced in favor of mortgage backed securities and high yield bonds.

The Fund added risk exposure throughout the fourth quarter reallocating out of fixed income positions into small caps, REITS, utilities and domestic large cap equities. Additionally, the Fund held a gold position, capitalizing on the sustained trend higher in the precious metal. Fixed income holdings looked like a barbell of risk, with half of fixed income positions allocated to ultrashort bond positions and the other half allocated to long duration government and corporate bonds. The remaining equity exposure was in REITS and large cap equities. At the end of the year the portfolio held large cap equities and REITS while rotating out of utilities and into an aerospace and defense sector-specific fund. Fixed income positions remained split between ultrashort and long duration bonds with roughly equal exposure to government and corporate bonds.

The Fund began 2020 in a conservative risk position but added significant equity exposure during January. Equity exposure increased from approximately 30% to 70% with allocations primarily to large cap domestic and international developed equities, technology, small caps, and sector exposure to utilities and aerospace and defense. Fixed income exposure was allocated to ultrashort duration bonds. The Fund maintained a high level of equity exposure throughout February but rotated out of international developed equities into emerging market equities and preferred stocks. Fixed income exposure remained allocated to ultrashort duration bonds during the month. By month-end, markets were reflecting concerns about the coronavirus pandemic that would lead to the market crash in March. The Fund quickly reduced risk in March in response to the market decline. By the end of the quarter, the Fund held no equity exposure. The Fund reallocated to fixed income (60% of the portfolio), cash (30% of the portfolio) and gold (10% of the portfolio). Fixed income holdings were primarily in ultrashort duration bonds, specifically 1-3 month T-bills. The Fund also held exposure to long government bonds (20+ year Treasuries) which helped generate positive performance as bond prices moved higher and yields dropped to extreme levels. Although, the Fund did incur some losses early during the month, risk reduction helped reduce the drawdown and helped the Fund outperform equity markets on a relative basis during the market crash as fixed income and gold surged. The Fund remained very conservatively positioned through April.

CMG Tactical Bond Fund

The Fund returned +0.27% (Class A Shares) and +0.73% (Class I Shares) over the past year (May 1, 2019 through April 30, 2020), net of fees. The Morningstar Nontraditional Bond Category, the Fund’s peer group, returned -3.08% over the period (May 1, 2019 through April 30, 2020). The benchmark for the Fund, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, returned -4.11% over the past year (May 1, 2019 through April 30, 2020).

After a strong first quarter, high yield bonds continued to trend higher in in the second quarter of 2019 as talk of a Fed rate cut added a tailwind to all fixed income assets including high yields. The Fund began the quarter fully invested in high yields but moved to a defensive position in early May as global equity markets sold off and the rally in fixed income cooled. High yield bond prices declined, pushing spreads out, but not nearly to the levels seen in December of 2018. High yields traded in a new range after the sell-off in late 2018 reflecting the flattening and inversion of the yield curve. Spreads did not reach the same tight levels we saw in 2017 and early 2018 but rather rebounded to the level of the breakout in spreads that started that difficult end to 2018. The Fund avoided most of the drawdown in high yields in May and quickly moved back in to a buy in early June as high yields rebounded and finished the second quarter on a strong note.

The portfolio remained invested throughout June and July before moving to a defensive position in early August. High yields sold off and spreads blew out to similar levels as the mild decline in June. After a sell-off in early August, the Fund moved back in to high yields before month-end and was fully invested for the remainder of the second quarter. There were three brief sell-offs in high yields during the summer of 2019: in June, August and in late September / early October. Each of these three cases were milder than the acute decline in 2018. Additionally, in each iteration, the magnitude of the sell-off decreased (i.e. bonds sold off less than in the previous instance) suggesting that shift in Fed policy to easing provided a tailwind.

The Fund began the fourth quarter by quickly moving to a defensive position. High yields continued their pattern of selling off but finding support at higher levels than the previous declines. Spreads over treasuries spiked but again did not reach the levels of the previous sell-offs in the summer. The Fund was again fully invested in high yields by mid-October and held a long position through the balance of 2019. Accommodative Fed policy and the relative value of high yields continue to provide positive momentum. After cutting rates three times in 2019, our view was that monetary policy was favorable for bonds heading into 2020 with a probability of a rate hike practically nil. Our belief was that the Fed would ease further, albeit, under different circumstances then a global pandemic.

The Fund began the year invested in high yield bonds, buoyed by a risk appetite for equities and investor’s comfort with higher duration, riskier bonds. However, bond markets, including high yield bonds, reacted more immediately to news out of China regarding the spread of the coronavirus. While equities were still trending higher, the Fund was moving to a defensive positon in late January. The Fund traded back into high yield bonds a few weeks later as markets appeared to calm down. However, by the end of February, markets began their decline as the severity of the pandemic was becoming more evident to investors. In March, as equities were crashing, the inability of Saudi Arabia and Russia to agree on cuts to oil production added momentum to the equity market decline. Oil prices collapsed and panic spread quickly. Similarly to 2015 and 2016, investors were immediately concerned about the viability of domestic oil producers, many of which are highly levered and rely on the high yield market for funding. The Fund rotated back to a defensive position late in the month and remained in a defensive position through April.

While the immediate downside pressure on high yields has abated due to unprecedented action by the Fed, namely a commitment to a plethora of liquidity programs designed to support credit markets as well as outright purchases of high yield bond ETFs. It is apparent that the Fed is prepared to take extreme action to support credit markets, but will it be enough? Furthermore, this type of action on their part raises serious questions about the nature of our capitalist system. Will the Fed really support all credits with its backstop? Are they prepared to insure the market against all losses as a buyer of last resort? Although high yield bonds rebounded from their lows in March, we are concerned that despite government action, a wave of defaults is highly probable if the pandemic continues to business activity. Additionally, if oil prices remain depressed for some time there will be additional pressure on the high yield bond market.

Market Outlook

Summum Malum

After a roaring start to the year, equity markets crashed in March, bringing an end to the longest bull market in U.S. history. The Coronavirus Pandemic is a historic event that is causing unprecedented turmoil across the globe, turning global growth estimates negative. The U.S., like most countries in the world, is in recession. China’s economy contracted for the first time in decades, contracting -6.8% in the first quarter (from the same period a year ago). The pandemic’s economic impact has been devastating: wiping out 11 years of job growth in less than a month after record levels of unemployment claims, and crashing manufacturing activity to the lowest level in 50 years. Bond yields are at record low levels while equity markets experienced the largest market declines since the crash of 1987 and the Great Depression. When our only points of comparisons are drawn against those extreme, historic events, it is clear that we are living through remarkable times. The crisis has put the focus on government at a time when citizens in the U.S. and across the world are expressing high levels of apathy towards leadership and democracy. In short, trust in government is in a secular bear market. While state and local government responses have been largely effective, the lack of leadership from the Federal government, especially in the early stages of the outbreak in February and March when the administration was in denial, has been inadequate and rattled markets. The culminating point came after an oval office address that fell flat and incited a double digit decline in equity markets the next day. Investors reached a level of fear and panic surpassing anything we saw during the financial crisis.

One of the obstacles to responding to a crisis of this magnitude is our form of government, namely a federalist system that seeks to balance federal vs state rights and the power and authority that flows from and between them. This balancing act, much like the checks and balances of the three branches of government, reflects the compromises our founding fathers had to make in constructing a new form of government. James Madison more than any of the other founding fathers worked to balance the competing beliefs and tradeoffs that were at the heart of negotiations during the drafting of the Constitution. He, along with many of his peers, drew on the experiences of political philosophers, who at the time were strongly influenced by the English Civil War. Among them, one of the most notable was Thomas Hobbes, famous for his work, Leviathan, on the structure of society and legitimate government.

Hobbes was deeply influenced by the chaos of the English Civil War and was a proponent of a strong central government, albeit with a social contract where individuals surrender rights in return for protection by the state. Hobbes did not believe, as Aristotle did, that there is a summum bonum: a consensus on the highest good for mankind that could shape government. Hobbes’s view of government’s role in society was instead animated by what he saw as summum malum, the highest evil. In the absence of summum bonum we can agree on the existence of summum malum: death. He understood that humans are hard wired to avoid death (our reptilian brain drives our fight or flight instincts). Although Hobbes was thinking primarily of “war of all against all” (bellum omnium contra omnes), his work has lessons for us today. Our politics may devolve into factions due to a lack of consensus on what is good and right for society, but surely we can unite around a fight against a virus that threatens all our lives. Executive power has been accruing over the past decades, sparked by our response to 9/11, but it has been one dimensional: focused only on homeland security from terrorism. That same level of commitment and focus will be necessary to respond to this outbreak and those that will come in the future. The pandemic may prove to be a turning point, a bottom, from which trust and engagement in government rebounds in the face of a supreme challenge, one the individuals or the private sector alone cannot solve. Harnessing that trust into a more robust civic engagement will be essential for us to prepare for the next pandemic or crisis to come. It will also be critical in creating the conditions for a sustained economic rebound over the next several years.

The Stockdale Paradox

Admiral Jim Stockdale was the highest ranking United States military officer in the “Hanoi Hilton” POW camp during the Vietnam War. He was tortured over twenty times during his eight year prison sentence. He endured despite the uncertainty as to whether he would survive to ever see his family again. Not only did he survive, but he was resolute in opposing his captors to the fullest extent (at one point beating himself with a stool and cutting himself with a razor so that he could not be videotaped for propaganda purposes) and leading other POWs in resisting torture and setting up an elaborate communications system amongst the camp prisoners. What is amazing and applicable to our current crisis is the stoic resolution of Stockdale (influenced by his study of Epictetus and the Meditations of Marcus Aurelius) that was essential to his survival and leadership.

In the process of writing Good to Great, management researcher and consultant Jim Collins interviewed Stockdale and adapted his insights for business. Collins’ focus was not just on extracting leadership lessons, but more specifically understanding how Stockdale was able to remain resolute in the face of such an existential ordeal with no certainty that he would survive. Stockdale’s response (quoted from Good to Great) was:

“I never lost faith in the end of the story. I never doubted not only that I would get out, but also that I would prevail in the end and turn the experience into the defining event of my life, which, in retrospect, I would not trade.”

When asked “Who didn’t make it out?” Stockdale responded with the following:

“The optimists. Oh, they were the ones who said, “We’re going to be out by Christmas.’ And Christmas would come, and Christmas would go. Then they’d say, ‘We’re going to be out by Easter.’ And Easter would come, and Easter would go. And then Thanksgiving, and then it would be Christmas again. And they died of a broken heart. This is a very important lesson. You must never confuse faith that you will prevail in the end – which you can never afford to lose – with the discipline to confront the most brutal facts of your current reality, whatever they might be” Herein lies the Stockdale Paradox as distilled by Collins:

Retain faith that you will prevail in the end regardless of the difficulties

AND at the same time

Confront the most brutal facts of your current reality, whatever they may be.

As we face uncertainty about the future of the current pandemic, this lesson cannot be timelier. While we must retain hope that we will prevail, as business leaders and investors, we must remain grounded and disciplined, prepared for the possibility that the economy will not be open by the time we hope it will, that it will have to close again or the recovery will not be what we want it to be. Stockdale’s story is inspirational and truly amazing. At the time of his release, he became the first three-star officer in the history of the Navy to wear both aviator wings and the Congressional Medal of Honor. What Stockdale taught Jim Collins (paraphrased) is that what separates people is not the presence or absence of difficulty, but how they deal with the inevitable difficulties of life. Despite the optimism that has driven the market rebound from March lows, investors should remain prepared for several difficult quarters and a high level of uncertainty surrounding earnings, growth and the viability of many business going forward.

V, U or L

In the early stages of the Coronavirus Pandemic, back in late February and early March, there was speculation about what a market recovery would look like. Would it be a V-shaped market recovery, rocketing back up as quickly as it came crashing down? Does social distancing and the shutdown mean we will have a U-shaped recovery denoting a longer period of subdued economic activity (one or two quarters of decline) before a strong recovery? Or will the economy take the path of an L-shaped recovery as market elder Art Cashin most recently suggested. We are in Art’s camp and believe that despite the market rebound, the economic recovery will be slow. There are likely to be several waves of outbreaks that will impact regions of the country, creating a rolling shock to the economy where we are unlikely to reach full capacity for some time. There are several factors that we see as critical to speeding up a recovery, namely increasing testing capacity, coordinated tracing of outbreaks across states and ramping up supply chains for the equipment needed by our brave healthcare professionals to stay safe and capable of handling subsequent outbreaks. To accomplish these objectives it will take better leadership from our federal government and more effective coordination with state and local officials who are the ones on the front line in our federalist system of government.

In the recent interview, Cashin offered the following: “The question is, will the public be eager to rush back? Even people like you and me, who love to go out and socialize, it might be difficult to get that back any time soon,” he said. “Will they come back? Yes. Will they come flooding back the day after they say you can relax social distancing? No. So the chances of a bounce-back are there, [but] the chances of a rapid bounce-back are low.”

The Debt SuperCycle and Global Macro Implications

For several years now, we have been educating investors on debt supercycles and the coming Great Reset. The period that John Mauldin calls “The Great Reset” will be defined by how we deal with the largest twin bubbles in history: global debt and unfunded government promises. The Coronavirus Pandemic moves us closer to this scenario. The answers/solutions are difficult and will be painful for everyone, both taxpayers and those dependent upon entitlements. There will be no good choices. Investors will have to think differently about their investments, in particular, their core allocations that have for years benefited from a bull market in bonds.

In response to the global pandemic, governments and central banks have taken unprecedented action to support the economy. The hope is that aggressive fiscal and monetary measures taken now will prevent the global economy from going into a depression and increase the likelihood that a market recovery is immediate. While there is reason to be optimistic, the longer-term impact will be an increase in government debt burdens that brings us closer to The Great Reset scenario and face to face with difficult decisions. The world will not be the same and we believe there are a number of current trends that bear watching and historical lessons that need to be re-learned from prior periods.

●	The cost of this bailout will be legendary and will bring debt levels to staggering amounts. While central banks are prepared to do everything in their power to support debt markets, some countries will end up defaulting nonetheless.

●	For smaller, emerging economies, this will mean approaching international institutions like the IMF for a bailout or looking for relief through other methods, such as currency depreciation.

●	The global monetary dollar-based system will be under strain as countries fight harder for growth and will seek to manipulate their currencies. Countries will struggle due to dollar funding crises.

●	Global powers, such as Russia and China, will attempt to create alternate systems -- financial and geopolitical -- to undermine U.S. power. The probability of a Cold War with China has increased significantly.

●	The risk of inflationary or hyperinflationary periods increases.

●	The U.S. will look more like Japan after the current crisis: slower growth and more debt. Higher debt servicing costs will crowd out private investment.

●	De-globalization: The trade war between China and the U.S. and the pandemic will spur de-globalization and a redesign of supply chains, bringing critical industries closer to home, either domestically or regionally like Latin America. This would lead to higher costs, as supply chains are redesigned, and will create inflationary pressures.

●	Mercantilism: In a de-globalized world, countries are more likely to pursue mercantilism. Attempting to maximize exports and minimize imports will increase competition between countries and could lead to currency wars.

●	Bond yields will continue to remain low and fixed income assets will no longer serve as the risk diversifier to equities as they have for most of our lives. Additionally, investors seeking income will have to look in unconventional places like high dividend paying stocks to meet income needs.

●	Fingers of Instability: In the August 31, 2018, Thoughts from the Frontline, John Mauldin discussed complex systems and their inherent instability. The current crisis is an example of how a complex system can be impacted by an exogenous shock. A world of slow growth, high debt and an increased winner-take-all approach to global trade will lead to numerous Minsky moments: stability leading to instability and more frequent changes between the two states. The result will be increased market volatility and periods of breakdown in historic asset class correlations.

While we don’t have a crystal ball, history provides us with many lessons that can help us prepare for the difficult periods that lie ahead. After a record long bull market run, it’s time for investors to prepare for a different market that requires a different approach to asset allocation and portfolio design.

Kindest regards,

PJ Grzywacz

President

June 10, 2020

3668-NLD-6/15/2020

Additional Index Disclosure: The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an unmanaged index that covers the universe of fixed-rate, noninvestment grade debt. The Morningstar Moderate Target Risk Index is a rules-based index based on a well-established asset allocation methodology from Ibbotson Associates, a Morningstar company. The index seeks to provide both capital appreciation and income. This index tends to hold larger positions in stocks than conservative-allocation portfolios. The index typically has 50-70% of assets in equities. The index is rebalanced annually. The Morningstar Tactical Allocation Category: The Tactical Allocation Category contains funds that seek to provide capital appreciation and income by actively shifting allocations across investments. These portfolios have material shifts across equity regions, and bonds sectors on a frequent basis. To qualify for the tactical allocation category, the fund must have minimum exposures of 10% in bonds and 20% in equity. Next, the fund must historically demonstrate material shifts in sector or regional allocations either through a gradual shift over three years or through a serious of material shifts on a quarterly basis. Within a three-year period, typically the average quarterly changes between equity regions and bond sectors exceeds 15% or the difference between the maximum and minimum exposure to a single equity or bond sector exceeds 50%. The Morningstar Multialternative Category: The Multialternative Category contains funds that offer investors exposure to several different alternative investment tactics. Funds in this category have a majority of their assets exposed to alternative strategies. An investor’s exposure to different tactics may change slightly over time in response to market movements. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. The gross short exposure is greater than 20%. The Morningstar Nontraditional Bond Category: The Nontraditional Bond Category contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Many funds in this group describe themselves as “absolute return” portfolios, which seek to avoid losses and produce returns uncorrelated with the overall bond market; they employ a variety of methods to achieve those aims. Another large subset are self-described “unconstrained” portfolios that have more flexibility to invest tactically across a wide swath of individual sectors, including high-yield and foreign debt, and typically with very large allocations. Funds in the latter group typically have broad freedom to manage interest-rate sensitivity, but attempt to tactically manage those exposures in order to minimize volatility. The category is also home to a subset of portfolios that attempt to minimize volatility by maintaining short or ultra-short duration portfolios, but explicitly court significant credit and foreign bond market risk in order to generate high returns. Funds within this category often will use credit default swaps and other fixed income derivatives to a significant level within their portfolios. Definitions: Long: Buying a security such as a stock, commodity or currency, with the expectation that the asset will rise in value. Short: Any sale that is completed by the delivery of a security borrowed by the seller. Short sellers assume they will be able to buy the stock at a lower amount that the price at which they sold short.

CMG Mauldin Core Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2020

Comparisons of the Change in Value of a $10,000 Investment

Annualized Total Returns as of April 30, 2020

			Annualized
		Annualized	Since
CMG Mauldin Core Fund:	One Year	5 Year	Inception*
Class A
Without sales charge	(1.93)%	0.05%	1.77%
With sales charge	(7.60)%	(1.13)%	0.91%
Class I	(1.69)%	0.27%	2.01%
MSCI All Country World Index Gross	(4.43)%	4.94%	6.43%
Morningstar Moderate Target Risk Index	(0.30)%	4.60%	5.25%

*	Class A and Class I shares commenced operations on May 15, 2013.

The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or benchmark.

The Morningstar Moderate Target Risk Index is a rules-based index based on a well-established asset allocation from Ibbotson Associates, a Morningstar company. The index seeks to provide both capital appreciation and income. This index tends to hold larger positions in stocks than conservative-allocation portfolios. The index typically has 50-70% of assets in equities. The index is rebalanced annually. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions, if any. Class A shares are subject to a sales charge of 5.75% imposed on purchases. The Fund’s total annual operating expenses, including underlying funds, are 1.82% for Class A and 1.57% for Class I per the Fund’s prospectus dated August 28, 2019. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

CMG Mauldin Core Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
April 30, 2020

Portfolio Composition as of April 30, 2020 (Unaudited)

Percent of
Net Assets
Exchange-Traded Funds:	99.8%
Commodity Fund	6.8%
Debt Funds	65.5%
Equity Funds	27.5%
Short-Term Investments	0.3%
Liabilities in Excess of Other Assets	(0.1)%
Total	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

CMG Tactical Bond Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2020

Comparisons of the Change in Value of a $10,000 Investment

Annualized Total Returns as of April 30, 2020

		Annualized	Annualized	Annualized
CMG Tactical Bond Fund:	One Year	3 Year	5 Year	Since Inception*
Class A
Without sales charge	0.27%	1.61%	N/A	1.30%
With sales charge	(5.50)%	(0.36)%	N/A	0.09%
Class I	0.73%	2.02%	1.74%	1.91%
Bloomberg Barclays U.S. Corporate High Yield Index	(4.11)%	1.87%	3.44%	3.43%

*	Class I shares commenced operations on October 6, 2014. Class A shares commenced operations on May 29, 2015. Bloomberg Barclays U.S. Corporate High Yield Index since inception performance is as of October 6, 2014.

The Bloomberg Barclays U.S. Corporate High Yield Index is a market value-weighted index which covers the U.S. non-investment grade fixed-rate debt market. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions, if any. Class A shares are subject to a sales charge of 5.75% imposed on purchases. The Fund’s total annual operating expenses, including underlying funds, are 2.19% for Class A and 1.77% for Class I per the Fund’s prospectus dated August 28, 2019. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of April 30, 2020 (Unaudited)

Percent of
Net Assets
Exchange-Traded Funds:	92.1%
Debt Funds	92.1%
Short-Term Investments	7.8%
Assets in Excess of Other Liabilities	0.1%
Total	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

CMG Tactical All Asset Strategy Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2020

Comparisons of the Change in Value of a $10,000 Investment

Annualized Total Returns as of April 30, 2020

			Annualized
		Annualized	Since
CMG Tactical All Asset Strategy Fund:	One Year	3 Year	Inception*
Class A
Without sales charge	(8.35)%	(2.44)%	(0.87)%
With sales charge	(13.59)%	(4.35)%	(2.33)%
Class I	(8.02)%	(2.17)%	(0.60)%
Morningstar Moderate Target Risk Index	(0.30)%	4.64%	6.07%

*	Class A and Class I shares commenced operations on May 2, 2016. The Fund’s inception date was April 29, 2016.

The Morningstar Moderate Target Risk Index is a rules-based index based on a well-established asset allocation methodology from Ibbotson Associates, a Morningstar company. The index seeks to provide both capital appreciation and income. This index tends to hold larger positions in stocks than conservative-allocation portfolios. The index typically has 50-70% of assets in equities. The index is rebalanced annually. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions, if any. Class A shares are subject to a sales charge of 5.75% imposed on purchases. The Fund’s total annual operating expenses, including underlying funds, are 1.66% for Class A and 1.29% for Class I per the Fund’s prospectus dated August 28, 2019. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of April 30, 2020 (Unaudited)

Percent of
Net Assets
Exchange-Traded Funds:	98.6%
Commodity Fund	12.1%
Debt Funds	86.5%
Assets in Excess of Other Liabilities	1.4%
Total	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

CMG Mauldin Core Fund
PORTFOLIO OF INVESTMENTS
April 30, 2020

Shares	Security	Fair Value
	EXCHANGE-TRADED FUNDS - 99.8%
	COMMODITY FUND - 6.8%
233,433	SPDR Gold MiniShares Trust ETF *	$3,931,012
	TOTAL COMMODITY FUNDS (Cost - $3,474,558)

	DEBT FUNDS - 65.5%
135,545	Invesco Treasury Collateral ETF	14,365,059
9,868	iShares 20+ Year Treasury Bond ETF	1,645,390
110,970	iShares US Treasury Bond ETF	3,113,818
176,659	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	16,174,898
55,921	SPDR Portfolio Long Term Treasury ETF	2,667,432
	TOTAL DEBT FUNDS (Cost - $37,350,008)	37,966,597

	EQUITY FUNDS - 27.5%
38,437	Invesco S&P 500 Low Volatility ETF	1,919,544
55,147	Invesco S&P 500 Quality ETF	1,852,939
24,607	iShares Core MSCI Emerging Markets ETF	1,074,342
13,343	iShares Edge MSCI USA Momentum Factor ETF	1,587,016
133,955	iShares MSCI Germany ETF	3,158,659
48,095	ProShares Short S&P 500	1,163,899
36,889	Schwab U.S. Large-Cap Value ETF	1,811,988
21,205	Schwab U.S. Small-Cap ETF	1,252,155
7,844	Vanguard S&P 500 ETF	2,095,132
	TOTAL EQUITY FUNDS (Cost - $16,435,534)	15,915,674

	TOTAL EXCHANGE-TRADED FUNDS (Cost - $57,260,100)	57,813,283

	SHORT-TERM INVESTMENTS - 0.3%
	MONEY MARKET FUND - 0.3%
179,337	Federated Institutional Prime Obligations Fund, Institutional Shares, 0.66% ^	179,427
	TOTAL SHORT-TERM INVESTMENTS (Cost - $179,327)

	TOTAL INVESTMENTS - 100.1% (Cost - $57,439,427)	$57,992,710
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(43,277)
	NET ASSETS - 100.0%	$57,949,433

ETF - Exchange-Traded Fund

*	Non-income producing security.

^	Floating rate, rate shown represents the rate at April 30, 2020.

The accompanying notes are an integral part of these financial statements.

CMG Tactical Bond Fund
PORTFOLIO OF INVESTMENTS
April 30, 2020

Shares	Security	Fair Value
	EXCHANGE-TRADED FUNDS - 92.1%
	DEBT FUNDS - 92.1%
112,111	Invesco Treasury Collateral ETF	$11,881,524
248,854	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	22,785,072
	TOTAL EXCHANGE-TRADED FUNDS (Cost - $34,640,380)	34,666,596

	SHORT-TERM INVESTMENTS - 7.8%
	MONEY MARKET FUND - 7.8%
2,949,784	Federated Institutional Prime Obligations Fund, Institutional Shares, 0.66% ^	2,951,259
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,950,290)

	TOTAL INVESTMENTS - 99.9% (Cost - $37,590,670)	$37,617,855
	ASSETS IN EXCESS OF OTHER LIABILITIES - 0.1%	24,110
	NET ASSETS - 100.0%	$37,641,965

ETF - Exchange-Traded Fund

^	Floating rate, rate shown represents the rate at April 30, 2020

The accompanying notes are an integral part of these financial statements.

CMG Tactical All Asset Strategy Fund
PORTFOLIO OF INVESTMENTS
April 30, 2020

Shares	Security	Fair Value
	EXCHANGE-TRADED FUNDS - 98.6%
	COMMODITY FUND - 12.1%
51,493	SPDR Gold MiniShares Trust ETF *	$867,142
	TOTAL COMMODITY FUND (Cost - $822,424)

	DEBT FUNDS - 86.5%
8,073	Invesco Treasury Collateral ETF	855,577
7,568	iShares 7-10 Year Treasury Bond ETF	920,799
5,254	iShares 20+ Year Treasury Bond ETF	876,052
5,660	iShares Core U.S. Aggregate Bond ETF	662,786
14,878	Schwab Short-Term U.S. Treasury ETF	769,341
22,980	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	2,104,049
	TOTAL DEBT FUNDS (Cost - $6,121,860)	6,188,604

	TOTAL EXCHANGE-TRADED FUNDS (Cost - $6,944,284)	7,055,746

	TOTAL INVESTMENTS - 98.6% (Cost - $6,944,284)	$7,055,746
	ASSETS IN EXCESS OF OTHER LIABILITIES - 1.4%	98,935
	NET ASSETS - 100.0%	$7,154,681

*	Non-Income producing security

ETF - Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2020

			CMG Tactical
	CMG Mauldin	CMG Tactical	All Asset
	Core Fund	Bond Fund	Strategy Fund
Assets:
Investments at Value (identified cost $57,439,427, $37,590,670, and $6,944,284, respectively)	$57,992,710	$37,617,855	$7,055,746
Receivable for Securities Sold	—	—	100,678
Dividends and Interest Receivable	15,463	817	226
Receivable for Fund Shares Sold	249	81,948	291
Prepaid Expenses	25,451	23,403	23,423
Total Assets	58,033,873	37,724,023	7,180,364

Liabilities:
Payable for Fund Shares Redeemed	275	25,927	—
Due to Custodian	—	—	7,145
Accrued Advisory Fees	49,370	28,061	4,761
Accrued Distribution Fees	513	477	33
Payable to Related Parties	31,275	23,612	10,788
Accrued Expenses and Other Liabilities	3,007	3,981	2,956
Total Liabilities	84,440	82,058	25,683

NET ASSETS	$57,949,433	$37,641,965	$7,154,681

Composition of Net Assets:
Paid-in-Capital	$57,998,861	$39,558,004	$8,840,397
Accumulated Losses	(49,428)	(1,916,039)	(1,685,716)
Net Assets	$57,949,433	$37,641,965	$7,154,681

Net Asset Value, Offering and Redemption Price Per Share
Class A Shares:
Net Assets	$2,559,285	$1,999,165	$190,151
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	242,036	207,606	20,614
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$10.57	$9.63	$9.22
Maximum Offering Price Per Share (Maximum sales charge of 5.75%)	11.21	10.22	9.78

Class I Shares:
Net Assets	$55,390,148	$35,642,800	$6,964,530
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	5,217,625	3,712,135	757,402
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$10.62	$9.60	$9.20

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2020

			CMG Tactical All
	CMG Mauldin	CMG Tactical Bond	Asset Strategy
	Core Fund	Fund	Fund
Investment Income:
Dividend Income	$1,387,243	$1,328,374	$558,181
Interest Income	9,393	48,820	14,058
Total Investment Income	1,396,636	1,377,194	572,239

Expenses:
Investment Advisory Fees	667,381	336,749	171,539
Administration Fees	273,552	151,323	97,615
Distribution Fees- Class A	8,867	2,728	1,379
Third Party Administrative Servicing Fees	17,325	673	16,644
Total Expenses	967,125	491,473	287,177
Net Investment Income	429,511	885,721	285,062

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) From:
Investments	(247,047)	975,485	(1,062,032)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,239,791)	(1,602,813)	49,487
Foreign Currency Translations	(317)	—	—
Net Realized and Unrealized Loss on Investments	(1,487,155)	(627,328)	(1,012,545)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(1,057,644)	$258,393	$(727,483)

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF CHANGES IN NET ASSETS

	CMG Mauldin Core Fund		CMG Tactical Bond Fund
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	April 30, 2020	April 30, 2019	April 30, 2020	April 30, 2019
Operations:
Net Investment Income	$429,511	$545,006	$885,721	$620,737
Net Realized Gain (Loss) on Investments	(247,047)	(2,970)	975,485	(76,442)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,240,108)	960,632	(1,602,813)	1,631,861
Net Increase (Decrease) in Net Assets Resulting From Operations	(1,057,644)	1,502,668	258,393	2,176,156

Distributions to Shareholders from:
Total Distributions Paid
Class A	(42,157)	(18,395)	(13,309)	(7,348)
Class I	(993,184)	(324,587)	(891,631)	(611,014)
Total Distributions to Shareholders	(1,035,341)	(342,982)	(904,940)	(618,362)

Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	528,298	2,163,111	1,668,569	403,649
Distributions Reinvested	40,660	17,882	5,755	5,616
Cost of Shares Redeemed	(2,528,315)	(2,303,053)	(208,759)	(437,086)
Total Class A Transactions	(1,959,357)	(122,060)	1,465,565	(27,821)

Class I Shares:
Proceeds from Shares Issued	14,267,697	36,821,752	12,864,349	41,298,808
Distributions Reinvested	903,700	215,298	872,280	577,244
Cost of Shares Redeemed	(23,322,923)	(41,384,580)	(14,398,268)	(18,675,339)
Total Class I Transactions	(8,151,526)	(4,347,530)	(661,639)	23,200,713

Net Increase (Decrease) in Net Assets Resulting from Beneficial Interest Transactions	(10,110,883)	(4,469,590)	803,926	23,172,892

Increase (Decrease) in Net Assets	(12,203,868)	(3,309,904)	157,379	24,730,686

Net Assets:
Beginning of Year	70,153,301	73,463,205	37,484,586	12,753,900
End of Year	$57,949,433	$70,153,301	$37,641,965	$37,484,586

Share Activity:
Class A Shares:
Shares Issued	48,659	200,761	172,656	41,998
Shares Reinvested	3,630	1,721	589	588
Shares Redeemed	(230,048)	(213,664)	(21,446)	(45,912)
Net increase (decrease) in shares of beneficial interest outstanding	(177,759)	(11,182)	151,799	(3,326)

Class I Shares:
Shares Issued	1,293,578	3,418,218	1,324,018	4,404,352
Shares Reinvested	80,472	20,642	89,613	60,422
Shares Redeemed	(2,127,913)	(3,826,909)	(1,476,376)	(1,984,200)
Net increase (decrease) in shares of beneficial interest outstanding	(753,863)	(388,049)	(62,746)	2,480,574

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	CMG Tactical All Asset Strategy Fund
	For the Year	For the Year
	Ended	Ended
	April 30, 2020	April 30, 2019

Operations:
Net Investment Income	$285,062	$214,326
Net Realized Loss on Investments	(1,062,032)	(773,247)
Net Change in Unrealized Appreciation on Investments	49,487	324,144
Net Decrease in Net Assets Resulting From Operations	(727,483)	(234,777)

Distributions to Shareholders from:
Total Distributions Paid
Class I	(246,298)	—
Total Distributions to Shareholders	(246,298)	—

Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	100,424	50,651
Cost of Shares Redeemed	(2,885,400)	(15,229,142)
Total Class A Transactions	(2,784,976)	(15,178,491)

Class I Shares:
Proceeds from Shares Issued	11,449,324	29,709,330
Distributions Reinvested	245,370	—
Cost of Shares Redeemed	(33,775,701)	(12,993,935)
Total Class I Transactions	(22,081,007)	16,715,395

Net Increase (Decrease) in Net Assets Resulting from Beneficial Interest Transactions	(24,865,983)	1,536,904

Increase (Decrease) in Net Assets	(25,839,764)	1,302,127

Net Assets:
Beginning of Year	32,994,445	31,692,318
End of Year	$7,154,681	$32,994,445

Share Activity:
Class A Shares:
Shares Issued	10,936	5,090
Shares Redeemed	(291,659)	(1,504,134)
Net decrease in shares of beneficial interest outstanding	(280,723)	(1,499,044)

Class I Shares:
Shares Issued	1,121,582	2,947,358
Shares Reinvested	24,488	—
Shares Redeemed	(3,352,989)	(1,292,282)
Net increase (decrease) in shares of beneficial interest outstanding	(2,206,919)	1,655,076

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	CMG Mauldin Core Fund
	Class A
	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	April 30, 2020	April 30, 2019	April 30, 2018		April 30, 2017	April 30, 2016

Net Asset Value, Beginning of Year	$10.92	$10.79	$10.40		$10.23	$11.00

Increase (Decrease) From Operations:
Net investment income (loss) (a)	0.05	0.05	0.08		(0.13)	(0.16)
Net gain (loss) from investments (both realized and unrealized)	(0.25)	0.12	0.45		0.38	(0.56)
Total from operations	(0.20)	0.17	0.53		0.25	(0.72)

Distributions to shareholders from:
Net investment income	(0.14)	—	(0.00	) (e)	—	(0.05)
Net realized gains	(0.01)	(0.04)	(0.14)		(0.08)	—
Total distributions	(0.15)	(0.04)	(0.14)		(0.08)	(0.05)

Net Asset Value, End of Year	$10.57	$10.92	$10.79		$10.40	$10.23

Total Return (b)	(1.93)%	1.60%	5.06%		2.50%	(6.57)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$2,559	$4,586	$4,649		$3,049	$3,757
Ratio of expenses to average net assets (c)	1.75%	1.66%	1.52%		3.40%	2.95%
Ratio of net investment income (loss) to average net assets (c)(d)	0.49%	0.48%	0.76%		(1.26)%	(1.44)%
Portfolio turnover rate	278%	324%	220%		248%	20%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Amount is less than $0.005 per share

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	CMG Mauldin Core Fund
	Class I
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017	April 30, 2016

Net Asset Value, Beginning of Year	$10.98	$10.82	$10.46	$10.26	$11.04

Increase (Decrease) From Operations:
Net investment income (loss) (a)	0.08	0.08	0.04	(0.08)	(0.13)
Net gain (loss) from investments (both realized and unrealized)	(0.25)	0.13	0.50	0.36	(0.58)
Total from operations	(0.17)	0.21	0.54	0.28	(0.71)

Distributions to shareholders from:
Net investment income	(0.18)	(0.01)	(0.04)	—	(0.07)
Net realized gains	(0.01)	(0.04)	(0.14)	(0.08)	—
Total distributions	(0.19)	(0.05)	(0.18)	(0.08)	(0.07)

Net Asset Value, End of Year	$10.62	$10.98	$10.82	$10.46	$10.26

Total Return (b)	(1.69)%	1.93%	5.13%	2.78%	(6.43)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$55,390	$65,567	$68,814	$7,669	$4,776
Ratio of expenses to average net assets (c)	1.51%	1.41%	1.33%	2.98%	2.70%
Ratio of net investment income (loss) to average net assets (c)(d)	0.69%	0.73%	0.37%	(0.81)%	(1.18)%
Portfolio turnover rate	278%	324%	220%	248%	20%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Tactical Bond Fund
	Class A
	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017	April 30, 2016 *

Net Asset Value, Beginning of Period	$9.82	$9.42	$9.75	$9.60	$9.96

Increase (Decrease) From Operations:
Net investment income (a)	0.16	0.22	0.18	0.23	0.12
Net gain (loss) from investments (both realized and unrealized)	(0.13)	0.37	(0.33)	0.12	(0.33)
Total from operations	0.03	0.59	(0.15)	0.35	(0.21)

Distributions to shareholders from:
Net investment income	(0.22)	(0.19)	(0.18)	(0.20)	(0.11)
Return of Capital	—	—	—	—	(0.04)
Total distributions	(0.22)	(0.19)	(0.18)	(0.20)	(0.15)

Net Asset Value, End of Period	$9.63	$9.82	$9.42	$9.75	$9.60

Total Return (b)	0.27%	6.31%	(1.57)%	3.73%	(2.07	)% (f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$1,999	$548	$557	$1,042	$305
Ratio of expenses to average net assets (c)	1.79%	1.74%	1.78%	1.82%	1.76	% (e)
Ratio of net investment income to average net assets (c)(d)	1.69%	2.26%	1.91%	2.38%	1.41	% (e)
Portfolio turnover rate	959%	433%	886%	1,268%	1,413	% (f)

*	Class A shares commenced operations on May 29, 2015.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	CMG Tactical Bond Fund
	Class I
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017	April 30, 2016

Net Asset Value, Beginning of Year	$9.78	$9.42	$9.75	$9.62	$9.97

Increase (Decrease) From Operations:
Net investment income (a)	0.24	0.27	0.22	0.25	0.17
Net gain (loss) from investments (both realized and unrealized)	(0.17)	0.35	(0.33)	0.14	(0.32)
Total from operations	0.07	0.62	(0.11)	0.39	(0.15)

Distributions to shareholders from:
Net investment income	(0.25)	(0.26)	(0.22)	(0.26)	(0.16)
Return of Capital	—	—	—	—	(0.04)
Total distributions	(0.25)	(0.26)	(0.22)	(0.26)	(0.20)

Net Asset Value, End of Year	$9.60	$9.78	$9.42	$9.75	$9.62

Total Return (b)	0.73%	6.68%	(1.18)%	4.13%	(1.44)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$35,643	$36,937	$12,197	$18,120	$33,290
Ratio of expenses to average net assets (c)	1.38%	1.32%	1.35%	1.47%	1.36%
Ratio of net investment income to average net assets	2.51%	2.87%	2.25%	2.61%	1.81%
Portfolio turnover rate	959%	433%	886%	1,268%	1,413%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Tactical All Asset Strategy Fund
	Class A
	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017 *

Net Asset Value, Beginning of Period	$10.06	$10.19	$10.32	$10.00

Increase (Decrease) From Operations:
Net investment income (a)	0.12	0.07	0.02	0.03
Net gain (loss) from investments (both realized and unrealized)	(0.96)	(0.20)	0.26	0.37
Total from operations	(0.84)	(0.13)	0.28	0.40

Distributions to shareholders from:
Net investment income	—	—	(0.06)	(0.03)
Net realized gains	—	—	(0.35)	(0.05)
Total distributions	—	—	(0.41)	(0.08)

Net Asset Value, End of Period	$9.22	$10.06	$10.19	$10.32

Total Return (b)	(8.35)%	(1.28)%	2.61%	4.00	% (f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$190	$3,033	$18,338	$38,741
Ratio of expenses to average net assets (c)	1.39%	1.43%	1.30%	1.53	% (e)
Ratio of net investment income to average net assets (c)(d)	1.25%	0.72%	0.22%	0.32	% (e)
Portfolio turnover rate	563%	400%	627%	451	% (f)

*	Commencement of Operations on May 2, 2016.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Tactical All Asset Strategy Fund
	Class I
	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017 *

Net Asset Value, Beginning of Period	$10.11	$10.20	$10.34	$10.00

Increase (Decrease) From Operations:
Net investment income (a)	0.12	0.10	0.04	0.06
Net gain (loss) from investments (both realized and unrealized)	(0.92)	(0.19)	0.25	0.37
Total from operations	(0.80)	(0.09)	0.29	0.43

Distributions to shareholders from:
Net investment income	(0.11)	—	(0.08)	(0.04)
Net realized gains	—	—	(0.35)	(0.05)
Total distributions	(0.11)	—	(0.43)	(0.09)

Net Asset Value, End of Period	$9.20	$10.11	$10.20	$10.34

Total Return (b)	(8.02)%	(0.88)%	2.68%	4.29	% (f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$6,965	$29,962	$13,354	$5,956
Ratio of expenses to average net assets (c)	1.25%	1.06%	1.21%	1.28	% (e)
Ratio of net investment income to average net assets (c)(d)	1.25%	1.04%	0.34%	0.58	% (e)
Portfolio turnover rate	563%	400%	627%	451	% (f)

*	Commencement of Operations on May 2, 2016.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
NOTES TO FINANCIAL STATEMENTS
April 30, 2020

1.	ORGANIZATION

CMG Mauldin Core Fund (the “Mauldin Fund”), CMG Tactical Bond Fund, (the “Bond Fund”) and CMG Tactical All Asset Strategy Fund (“Tactical Fund”) (each a “Fund”, collectively, the “Funds”) are each a non-diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Funds currently offer Class A shares and Class I shares. Class I shares are offered at net asset value. Class A shares for all Funds are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Funds and classes are identical except for their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to the respective class’ service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The Mauldin Fund seeks capital appreciation as its investment objective. Class A and Class I of the Mauldin Fund commenced operations on May 15, 2013. The Bond Fund seeks to generate total returns over a complete market cycle through capital appreciation and income. Class I of the Bond Fund commenced operations on October 6, 2014. Class A of the Bond Fund commenced operations on May 29, 2015. The Tactical Fund’s investment objective is capital appreciation. Class A and Class I of the Tactical Fund commenced operations on May 2, 2016.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Exchange traded options, futures and options on futures are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Funds may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

ETF, Mutual Fund and Exchange Traded Note (“ETN”) Risk – ETFs, mutual funds and ETNs are subject to investment advisory fees or management fees and other expenses, which are indirectly paid by each Fund. Each are subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which may magnify losses. ETNs are also subject to default risks.

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings, and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from the fair value team. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2020 for the Funds’ assets and liabilities measured at fair value:

Mauldin Fund:	Level 1	Level 2	Level 3	Total
Assets*
Exchange-Traded Funds	$57,813,283	$—	$—	$57,813,283
Short-Term Investments	179,427	—	—	179,427
Total Assets	$57,992,710	$—	$—	$57,992,710

Bond Fund:	Level 1	Level 2	Level 3	Total
Assets*
Exchange-Traded Funds	$34,666,596	$—	$—	$34,666,596
Short-Term Investments	2,951,259	—	—	2,951,259
Total Assets	$37,617,855	$—	$—	$37,617,855

Tactical Fund:	Level 1	Level 2	Level 3	Total
Assets*
Exchange-Traded Funds	$7,055,746	$—	$—	$7,055,746
Total Assets	$7,055,746	$—	$—	$7,055,746

*	Refer to the Portfolios of Investments for industry classifications.

The Funds did not hold Level 3 securities during the year.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended April 30, 2017 to April 30, 2019, or expected to be taken in the Funds’ April 30, 2020 year-end tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, mark-to-market on open Section 1256 contracts) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Pursuant to an investment advisory agreement between the adviser and the Trust, with respect to the Funds (the “Advisory Agreement”), investment advisory services are provided to the Funds by CMG Capital Management Group, Inc. (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.05%, 0.95% and 0.75% of the average daily net assets of the Mauldin Fund, Bond Fund and Tactical Fund, respectively. For the year ended April 30, 2020, the Adviser earned advisory fees of $667,381 for the Mauldin Fund, $336,749 for the Bond Fund and $171,539 for the Tactical Fund.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (“NLD” or the “Distributor”). The Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

Plan, the Mauldin Fund may pay up to 0.25% for Class A shares, the Bond Fund may pay up to 0.40% for Class A shares, and the Tactical Fund may pay up to 0.25% for Class A shares per year of its average daily net assets for such distribution and shareholder service activities. During the year ended April 30, 2020, $8,867, $2,728 and $1,379 were accrued under the Plan for the Mauldin Fund, Bond Fund and Tactical Fund, respectively. As of April 30, 2020, the Board has not implemented the Plan with respect to the Class I shares of the Funds and no distribution fees have been accrued against the net assets of that class for the year ended April 30, 2020.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended April 30, 2020, the Distributor received underwriter commissions of $18,896 for sales of the Mauldin Fund Class A shares, of which $2,653 was retained by the principal underwriter or other affiliated broker-dealers, respectively.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to an administrative servicing agreement with GFS, each Fund pays GFS customary fees based on aggregate net assets of the Funds as described in the servicing agreement for providing administration, fund accounting, and transfer agency services to the Funds. In accordance with this agreement, GFS pays for all other operating expenses for the Funds, including but not limited to legal fees, audit fees, compliance services and custody fees. As of April 30, 2020, the amounts owed to GFS were $31,275, $23,612 and $10,788 for the Mauldin Fund, Bond Fund and Tactical Fund, respectively. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities. For the year ended April 30, 2020, the Trustees received fees in the amount of $15,963 on behalf of the Mauldin Fund and $12,770 each from the Bond Fund and the Tactical Fund.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments and U.S. Government securities, for the year ended April 30, 2020 amounted to $173,375,172 and $182,977,993, respectively, for the Mauldin Fund, $328,751,677 and $330,225,591, respectively, for the Bond Fund, and $123,601,523 and $148,052,353, respectively, for the Tactical Fund.

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $57,594,657, $37,590,670 and $6,946,711 for the Mauldin Fund, Bond Fund and the Tactical Fund, respectively, and differs from market value by net unrealized appreciation (depreciation) consisted of:

Mauldin Fund
Gross unrealized appreciation:	$1,736,110
Gross unrealized depreciation:	(1,338,057)
Net unrealized appreciation:	$398,053

Bond Fund
Gross unrealized appreciation:	$47,279
Gross unrealized depreciation:	(20,094)
Net unrealized appreciation:	$27,185

Tactical Fund
Gross unrealized appreciation:	$116,879
Gross unrealized depreciation:	(7,844)
Net unrealized appreciation:	$109,035

The tax character of distributions paid during the years ended April 30, 2020 and April 30, 2019 were as follows:

For the year ended April 30, 2020:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
CMG Mauldin Core Fund	$1,005,250	$30,091	$—	$1,035,341
CMG Tactical Bond Fund	902,998	—	1,942	904,940
CMG Tactical All Asset Strategy Fund	246,298	—	—	246,298

For the year ended April 30, 2019:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
CMG Mauldin Core Fund	$340,205	$2,777	$—	$342,982
CMG Tactical Bond Fund	618,362	—	—	618,362
CMG Tactical All Asset Strategy Fund	—	—	—	—

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

As of April 30, 2020, the components of accumulated earnings/ (losses) on a tax basis were as follows:

	Undistributed	Undistributed	Post October	Capital Loss	Unrealized
	Ordinary	Long-Term	Loss and Late	Carry	Appreciation/	Total Accumulated
	Income	Capital Gains	Year Loss	Forwards	(Depreciation)	Earnings/(Deficits)
CMG Mauldin Core Fund	$9,691	$27,424	$(483,081)	$—	$396,538	$(49,428)
CMG Tactical Bond Fund	—	—	(450,025)	(1,493,199)	27,185	(1,916,039)
CMG Tactical All Asset Strategy Fund	37,750	—	(510,294)	(1,322,207)	109,035	(1,685,716)

The difference between book basis and tax basis undistributed net investment income and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and tax adjustments for grantor trusts.

The unrealized appreciation in the table above table includes unrealized foreign currency gains of $1,515 for CMG Mauldin Core Fund.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses as follows:

Late Year Losses
CMG Mauldin Core Fund	$94,909

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses as follows:

Post October Losses
CMG Mauldin Solutions Core Fund	$388,172
CMG Tactical Bond Fund	450,025
CMG Tactical All Asset Strategy Fund	510,294

At April 30, 2020, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains and capital loss carryforwards utilized as follows:

	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
CMG Mauldin Core Fund	$—	$—	$—	$103,471
CMG Tactical Bond Fund	1,493,199	—	1,493,199	1,425,510
CMG Tactical All Asset Strategy Fund	1,321,196	1,011	1,322,207	—

Permanent book and tax differences, primarily attributable to the tax reclassification od Fund distributions resulted in reclassifications for the Funds for the year ended April 30, 2020 as follows:

Accumulated
	Paid In Capital	Earnings (Losses)
CMG Mauldin Core Fund	$—	$—
CMG Tactical Bond Fund	—	—
CMG Tactical All Asset Strategy Fund	—	—

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2020, E*TRADE Savings Bank held 28.67% of the Mauldin Fund, 85.23% of the Bond Fund, and Charles Schwab & Co. held 60.14% of the voting securities of the Tactical Fund.

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Mauldin Fund currently invests a portion of its assets in the SPDR Bloomberg Barclays 1-3 Month T-Bill ETF (“SPDR T-Bill”). The Mauldin Fund may sell investments in the SPDR T-Bill at any time, if the Adviser determines that it is in the best interest of the Mauldin Fund and its shareholders to do so. The performance of the Mauldin Fund will be directly affected by the performance of the SPDR T-Bill. The financial statements of SPDR T-Bill, including the portfolio of investments, can be found at the SEC website www.sec.gov and should be read in conjunction with the Mauldin Fund’s financial statements. As of April 30, 2020, the percentage of the Mauldin Fund’s net assets invested in SPDR T-Bill was 27.9%.

The Bond Fund currently invests a portion of its assets in Invesco Treasury Collateral ETF (“Invesco”) and SPDR Bloomberg Barclays 1-3 Month T-Bill ETF (“SPDR T-Bill”). The Bond Fund may sell investments in Invesco and the SPDR T-Bill at any time if the Adviser determines that it is in the best interest of the Bond Fund and its shareholders to do so. The performance of the Bond Fund will be directly affected by the performance of Invesco and SPDR T-Bill. The financial statements of Invesco and SPDR T-Bill, including the portfolio of investments, can be found at the SEC website www.sec.gov and should be read in conjunction with the Bond Fund’s financial statements. As of April 30 ,2020, the percentage of the Bond Fund’s net assets invested in Invesco was 31.6% and SPDR T-Bill was 60.5%.

The Tactical Fund currently invests a portion of its assets in the SPDR Bloomberg Barclays 1-3 Month T-Bill ETF (“SPDR T-Bill”). The Tactical Fund may sell investments in the SPDR T-Bill at any time, if the Adviser determines that it is in the best interest of the Mauldin Fund and its shareholders to do so. The performance of the Tactical Fund will be directly affected by the performance of the SPDR T-Bill. The financial statements of SPDR T-Bill, including the portfolio of investments, can be found at the SEC website www.sec.gov and should be read in conjunction with the Tactical Fund’s financial statements. As of April 30, 2020, the percentage of the Tactical Fund’s net assets invested in SPDR T-Bill was 29.4%.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust and

the Shareholders of CMG Mauldin Core Fund, CMG Tactical Bond Fund and CMG Tactical All Asset Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of CMG Mauldin Core Fund, CMG Tactical Bond Fund, and CMG Tactical All Asset Strategy Fund (collectively, the Funds), each a separate series of Northern Lights Fund Trust, as of April 30, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended, including the related notes (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of April 30, 2020, the results of their operations for the year then ended, the changes in their net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the Funds as documented in the table below were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated June 28, 2018.

Individual Fund	Financial Highlights
CMG Mauldin Core Fund	For the years ended April 30, 2018, 2017, 2016
CMG Tactical Bond Fund	For the years ended April 30, 2018, 2017, 2016
CMG Tactical All Asset Strategy Fund	For the year ended April 30, 2018 and for the period from May 2, 2016 (commencement of operations) to April 30, 2017

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more CMG Capital Management Group, Inc. investment companies since 2019.

Denver, Colorado

June 29, 2020

CMG Funds
EXPENSE EXAMPLES (Unaudited)
April 30, 2020

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2019 through April 30, 2020.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end or contingent deferred sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending
	Annualized	Account	Account	Expenses	Ending	Expenses
	Expense	Value	Value	Paid During	Account Value	Paid During
Class A	Ratio	11/1/19	4/30/20	Period *	4/30/20	Period *
Mauldin Fund	1.75%	$1,000.00	$958.80	$8.53	$1,016.15	$8.78
Bond Fund	1.79%	$1,000.00	$1,003.70	$8.90	$1,015.98	$8.95
All Asset Fund	1.39%	$1,000.00	$921.10	$6.65	$1,017.94	$6.98

Class I
Mauldin Fund	1.51%	$1,000.00	$960.30	$7.35	$1,017.36	$7.57
Bond Fund	1.38%	$1,000.00	$1,005.30	$6.87	$1,018.01	$6.92
All Asset Fund	1.25%	$1,000.00	$923.50	$6.00	$1,018.62	$6.30

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the six-month period ended April 30, 2020 (182) divided by the number of days in the fiscal year (366).

CMG Funds
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2020

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and Carlyle Tactical Private Credit Fund (since March 2018).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Fenner & Smith Inc. (1975-2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

4/30/20 – NLFT_v3

CMG Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
April 30, 2020

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC, (2004 -2013).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer Born in 1979	SecretarySince February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of April 30, 2020, the Trust was comprised of 77 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-CMG-9456.

4/30/20 – NLFT_v3

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

CMG FUNDS

Adviser	CMG Capital Management Group, Inc. 1000 Continental Drive, Suite 570 King of Prussia, PA 19406
Sub-Adviser CMG Mauldin Core Fund	Mauldin Solutions, LLC 2900 McKinnon # 1708 Dallas, TX 75201
Administrator	Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-866-CMG-9456 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-866-CMG-9456.

CMG Funds

225 Pictoria Drive ● Suite 450 ● Cincinnati, OH 45246

1-866-CMG-9456

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        The Code of Ethics is not posted on Registrant’ website.

(f)        A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that Mark Taylor is an independent audit committee financial expert.

(a)(2) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020 – $40,950

2019 – $40,500

(b)	Audit-Related Fees

2020 – None

2019 – None

(c)	Tax Fees

2020 – $10,200

2019 – $9,900

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 - None

2019 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

                                                                         2020 2019

Audit-Related Fees:                      0.00%   0.00%

Tax Fees:                                         0.00%   0.00%

All Other Fees:                               0.00%   0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 - $10,200

2019 - $9,900

(h)	The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(a)(4) Not applicable

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 7/6/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 7/6/20

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 7/6/20